Who Are We?

DollarDays International, a wholly owned subsidiary and the only operating business of Insignia Solutions, PLC, is an Internet wholesaler.

We sell over 35,000 general merchandise products by the case at wholesale and closeout pricing to entrepreneurs, small businesses and not-for-profit organizations.

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

How Big Are We?

2008 Sales	$11,662,346
Registered Users	1.4 Million
New Registrations per Month	30,000
Unique Visitors per Month [1]	510,341
Key Words [2]	154,263

[1] Per Google Analytics

[2] Per Jar Search Engine Optimization Group

We Are Growing

Growth in sales and profit.		
Year	**Sales**	**Profit <Loss>**
2007	$10,418,848	($1,562,654)
2008	$11,662,346	$102,996

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

We Are Growing
Unique Visitors +66%*

2009 March visitors over 2008 March visitors


350,000
300,000
250,000
200,000
150,000
100,000
*measured by Compete.com
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

We Are Growing
Number of Orders Per Month



4,000
3,800
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09



4,000
3,500
3,000
2,500
2,000
Jan
Feb
March
2008
2009

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

We Are Growing

New User Registrations by Month



Registrations By Month
35,000
30,000
25,000
20,000
15,000
10,000
5,000
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

Gross Profit Margins Are Improving

(gross margin is the difference between selling price and cost of goods)



42.0%
41.0%
40.0%
39.0%
38.0%
37.0%
36.0%
35.0%
34.0%
33.0%
32.0%
31.0%
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09

Marketing
How Customers Are Driven To DDI



Strategic Partners
5%
PR
5%
Product Feeds
6%
Portals
7%
Organic Search
40%
Online Stores
2%
Distributors
10%
Linkshare
10%
PPC
10%
DDI Affiliate
5%

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

Marketing

Natural Organic Search results from the 154,263 key words that appear on Google, Yahoo, Bing (new MSN search engine), etc. We boost these with wide ranging search engine optimization efforts.

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

Marketing

Pay Per Click (PPC) advertising generates direct business and word of mouth.

Spending is increasing.

2007 PPC Spend	$459,087
2008 PPC Spend	$590,546

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

Marketing

Email campaigns serve to keep customers repurchasing. We send out 2.7 Million emails per month.

Marketing

Every contact with our customers (confirmation of orders, delivery of products, etc.) includes an ***incentive to reorder***.

Marketing

The ***Platinum Program*** offers customers higher product discounts and discounts on services not sold by DollarDays. Platinum members pay $15.95 per month for their discounts. The Platinum Program has 531 members and is growing.

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

Sales

DollarDays internal 14 person sales force contacts over 21,000 customers per month. This number has been growing.

# of Calls Per Day - 2009		
Jan	Feb	March
889	902	983

Merchandise

- DollarDays (DDI) sells approximately 35,000 products delivered from vendors (i.e. manufacturers or importers) direct to DDI customers.
- DDI has about 350 vendors.
- About 1/3 of DDI products are closeouts at exceptionally low prices.
- The remaining items are always available to DDI customers, usually at lower prices than they can get elsewhere.
- DDI offers all products in single case lots, but at bulk pricing.

Fun Merchandise Product Facts

DollarDays

In 2008 DollarDays.com sold :







267,629 Backpacks
77,995 Batteries
64,567 Fleece blankets and throws
37,174 Calculators
124,339 Children's books
117,079 Pieces of Christmas Gift Wrap
104,145 Theme Books
432,606 pairs of flip flops
315,570 pairs of socks and hosiery


BROOKS





In all we sold 214,545 cases of merchandise
And
11,154,810 pieces of merchandise!!!











Merchandise

DDI concentrates on lower priced merchandise

In 2008

61.9% of sales volume was under a $2.00 price point

Price Range	$ Sold	% of Total
$0.01-.49	$ 885,607	7.6%
$0.50-.99	$ 3,224,384	27.6%
$1.00-1.99	$ 3,107,620	26.6%
$2.00-4.99	$ 2,189,682	18.8%
$5.00-9.99	$ 1,030,495	8.8%
$10.00-19.99	$ 477,748	4.1%
$20.00-49.99	$ 347,495	3.0%
$50.00-99.99	$ 231,268	2.0%
$100-999	$ 168,047	1.4%

Other Income

DDI sells advertising on its site to vendors who seek better positioning for their products and outside advertisers who have value added services for our business community.

The recent activity has been growing:

Advertising Income ($000)

Jan	Feb	March
34	31	37

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.

Advertising Partners

mazooma™

Go Daddy.com
The web is your Domain!®

Liquidation.com
A LIQUIDITY SERVICES, INC. MARKETPLACE
"The Source for Business Surplus"
NASDAQ: LQDT

WORLDWIDE BRANDS™

Alibaba.com®
Global trade starts here.™

mailstation 2™
The Smart Solution for Your Small Business
PitneyBowes

LegalACE
Legal Document Preparation

Google™

register.com
Don't just make a website. Make an impact.

GENCO marketplace

bidz®
Online Auctions

WELLS FARGO

FAQ interactive

First Data.™

RB control systems

strands™
business solutions

Q INTERACTIVE

VerticalResponse

LifeLock.

VENDORSEEK.COM
qualified vendors - free quotes

Charge.Com
CARDSERVICE
Best Service. Best Prices. Guaranteed.

AllBizPromos.con

BuyDomains.com
Business Starts Here™

BUSINESS.COM GUIDE

SimpleCash

SmartLifeInsurance
"A smart decision in life."

In Cooperation With:
HSBC Insurance

VistaPrint
BEST PRINTING. BEST PRICE.

Future Opportunities

Our "Dream"

To become a one-stop shop for small businesses to buy the products and services they need at prices they can afford.

DollarDay$
Everything under the sun.
Sold by the case. Priced by the truckload.

Future Opportunities

Our Plan

To continue to expand by internal growth; and to acquire other companies offering goods or services primarily to small businesses.

Acquisition opportunities may include companies offering:

- Goods (like DDI but in specialized categories)
- Information (i.e. newsletters directed at the small business community).
- Services (i.e. companies helping entrepreneurs start Internet businesses)

DollarDays
Everything under the sun.
Sold by the case. Priced by the truckload.